This document is a supplement to the following prospectuses: The Allstate Variable Annuities (Allstate Variable Annuity, Allstate Variable Annuity – L Share), Morgan Stanley Variable Annuity II, and Morgan Stanley Variable Annuity 3. Please review and retain this supplement with your current prospectus.

Allstate Life Insurance Company

Allstate Financial Advisors Separate Account I

Supplement, dated October 19, 2006,

to

Prospectuses and Statements of Additional Information, dated May 1, 2006, or thereafter

This supplement is intended to be distributed with prospectuses and statements of additional information for certain variable annuity contracts issued by Allstate Life Insurance Company.

Effective October 1, 2006, the prospectuses and statements of additional information are revised as follows:

•	References, if any, to FTVIP Franklin High Income Fund – Class 2 are deleted and replaced with FTVIP Franklin High Income Securities Fund – Class 2.
•	References, if any, to FTVIP Franklin High Income – Class 2 Sub-Account are deleted and replaced with FTVIP Franklin High Income Securities – Class 2 Sub-Account.

The investment objective for the fund listed above has not changed.